EXHIBIT 99
                                                                      ----------

                                                                      EXHIBIT 99
                                                                      ----------

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited


                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   Segregated accounts for which CLIM provides
----------------                    investment advisory services.


Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   The Emerging World Fund.
----------------

Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   Free Emerging Markets Country Fund.
----------------

Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   GFM (Institutional) Emerging Markets Country
----------------                    Fund.


Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   Investable Emerging Market Country Fund
----------------

Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                City of London Investment Management Company Limited
----

Address:             10 Eastcheap
-------              London EC3M ILX, England


Designated Filer:                   Emerging Markets Country Fund
----------------

Issuer and Ticker Symbol:           Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     May 31, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                    By: /S/ Barry Olliff
                                       --------------------------------
                                    Name: Barry Olliff, Chief Investment Officer